UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 29, 2007
WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 867-9971
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 29, 2007, the Compensation Committee of our board of directors agreed to increase the annual salary of F. Barry Bays, our Executive Chairman of the Board, to $250,000. The increase in Mr. Bays’ salary was based upon his assuming the interim responsibilities of Vice President, Product Development. Mr. Bays assumed these interim responsibilities on February 26, 2007, upon a change in the duties of Jeffrey G. Roberts, our former Senior Vice President and Chief Technology Officer. Mr. Bays’ annual salary will be $250,000, in effect from February 26, 2007, until a permanent Vice President, Product Development is secured, at which time Mr. Bays’ annual salary will return to $100,000.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: June 4, 2007

WRIGHT MEDICAL GROUP, INC.
By:	/s/ Gary D. Henley
Gary D. Henley
President and Chief Executive Officer

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